UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2007

AIRSPAN NETWORKS INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

Washington	000-31031	75-2743995
(State or other jurisdiction of incorporation	(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 310, Boca Raton, Florida		33431
(Address of principal executive offices)		(Zip code)

(561) 893-8670
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In a press release dated September 4, 2007, Airspan Networks Inc. (the “Company”) announced that it has filed a preliminary prospectus supplement relating to the sale of up to 14,000,000 shares of its common stock in a firmly underwritten public offering. The underwriters will have an option to purchase up to an additional 2,100,000 shares of common stock from the Company to cover over-allotments, if any. Additional details regarding the public offering are contained in the press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated September 4, 2007

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRSPAN NETWORKS INC.

By: /s/ David Brant

David Brant
Senior Vice President and Chief Financial Officer

Date: September 4, 2007

EXHIBIT LIST

99.1 Press Release dated September 4, 2007